Exhibit 10.1

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
HEALTH CARE REIT, INC.
AND CERTAIN OF ITS SUBSIDIARIES,
THE BANKS SIGNATORY HERETO
AND
KEYBANK NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT FOR SUCH BANKS,
DEUTSCHE BANK SECURITIES INC.,
AS SYNDICATION AGENT
AND
UBS SECURITIES LLC,
BANK OF AMERICA, N.A.
JPMORGAN CHASE BANK, N.A.
AS DOCUMENTATION AGENTS
SEPTEMBER 20, 2006

KEYBANK NATIONAL ASSOCIATION
AND
DEUTSCHE BANK SECURITIES INC.,
AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED LOAN AGREEMENT
     AGREEMENT (this “Amendment No. 1”), made as of the 20th day of September, 2006, by and among:
     HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a “Borrower” and collectively, the “Borrowers”);
     The Banks that have executed the signature pages hereto (individually, a “Bank” and, collectively, the “Banks”); and
     KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).
W I T N E S S E T H:
     WHEREAS:
     (A) The Borrowers, the Agent, Deutsche Bank Securities Inc., as Syndication Agent, and UBS Securities LLC, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Documentation Agents and the Banks entered into a certain Third Amended and Restated Loan Agreement dated July 26, 2006 (the “Original Loan Agreement”; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred to as the “Loan Agreement”);
     (B) The Borrowers wish to amend Section 7.4 (Mergers, Acquisitions) of the Original Loan Agreement and the Banks and the Agent are willing to amend said Section 7.4 on the terms and conditions hereinafter set forth; and
     (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.
     NOW, THEREFORE, the parties hereto agree as follows:
     ARTICLE 1. Amendment to Original Loan Agreement.
          Section 1.1 Section 7.4 of the Original Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
     “Merge or consolidate with any Person, or, acquire all or substantially all of the assets or any of the capital stock or other equity interests of any Person unless (a) a Borrower is the surviving entity, (b) no Default or Event of Default exists or will occur after giving effect thereto, and (c) the approval of the stockholders of HCRI is not required under Section 312.03(c) of the New York Stock Exchange’s Listed Company Manual or any successor provision of such manual.”

          Section 1.2 (a) All references in the Original Loan Agreement and the other Loan Documents to the “Loan Agreement”, and also in the case of the Original Loan Agreement to “this Agreement”, shall be deemed to refer to the Original Loan Agreement, as amended hereby.
               (b) The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.
     ARTICLE 2. Representations and Warranties.
          (a) The Borrowers hereby confirm, reaffirm and restate to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.
          (b) (i) The execution, delivery and performance by each Borrower of this Amendment No. 1 are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 1 is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 1 does not: (A) contravene the terms of any Borrower’s organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.
     ARTICLE 3. Conditions to Effectiveness of this Agreement.
     This Amendment No. 1 shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:
     (a) This Amendment No. 1 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrowers, the Agent and the Required Banks.
     (b) All legal matters incident hereto shall be satisfactory to the Agent and its counsel.
     ARTICLE 4. Miscellaneous.
          Section 4.1 Article 10 of the Original Loan Agreement. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term “Loan Agreement” shall be deemed to refer, respectively, to the Original Loan Agreement, as amended by this Amendment No. 1, (ii) the term “this Agreement” shall be deemed to refer to this Amendment No. 1; and (iii) the terms “hereunder” and “hereto” shall be deemed to refer to this Amendment No. 1.

2

          Section 4.2 Continued Effectiveness. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.
          Section 4.3 Counterparts. This Amendment No. 1 may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.
[Signature Pages to Follow]

3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed on the date first above written.
HEALTH CARE REIT, INC.
HCRI PENNSYLVANIA PROPERTIES, INC.
HCRI TEXAS PROPERTIES, INC.
HCRI TEXAS PROPERTIES, LTD.
      By Health Care REIT, Inc.,
      Its General Partner
HCRI NEVADA PROPERTIES, INC.
HCRI LOUISIANA PROPERTIES, L.P.
      By HCRI Southern Investments I, Inc.,
      Its General Partner
HEALTH CARE REIT INTERNATIONAL, INC.
HCN ATLANTIC GP, INC.
HCN ATLANTIC LP, INC.
HCN BCC HOLDINGS, INC.
HCRI INDIANA PROPERTIES, INC.
HCRI INDIANA PROPERTIES, LLC
      By Health Care REIT, Inc.,
      Its Member
HCRI LIMITED HOLDINGS, INC.
HCRI MASSACHUSETTS PROPERTIES, INC.
HCRI MASSACHUSETTS PROPERTIES TRUST
      By HCRI Massachusetts Properties, Inc.
      Its Trustee
HCRI HOLDINGS TRUST
      By HCRI Massachusetts Properties, Inc.
      Its Trustee
HCRI NORTH CAROLINA PROPERTIES, LLC
      By HCRI North Carolina Properties I, Inc.
      Its Member
HCRI SOUTHERN INVESTMENTS I, INC.
HCRI TENNESSEE PROPERTIES, INC.
PENNSYLVANIA BCC PROPERTIES, INC.
HCRI KENTUCKY PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI MASSACHUSETTS PROPERTIES TRUST II
      By HCRI Massachusetts Properties, Inc.
      Its Trustee
HCRI MARYLAND PROPERTIES, LLC
     By Health Care REIT, Inc.
     Its Member
HCRI NORTH CAROLINA PROPERTIES I, INC.
HCRI NORTH CAROLINA PROPERTIES III, LIMITED PARTNERSHIP
     By HCRI North Carolina Properties II, Inc.
     Its General Partner
HCRI NORTH CAROLINA PROPERTIES II, INC.
HCRI WISCONSIN PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI MISSISSIPPI PROPERTIES, INC.
[Borrowers continued on following page]

HCRI ILLINOIS PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI MISSOURI PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI SURGICAL PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI TUCSON PROPERTIES, INC.
HCRI INVESTMENTS, INC.
HCRI CHICAGO PROPERTIES, INC.
HCRI GENERAL PROPERTIES, INC.
HCRI KANSAS PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI TENNESSEE PROPERTIES, LLC
      By HCRI Tennessee Properties, Inc.
      Its Member
HH FLORIDA, LLC
      By Limited Holdings, Inc.
      Its Member
HCRI NEW HAMPSHIRE PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
HCRI PROVIDER PROPERTIES, LLC
      By Health Care REIT, Inc.
      Its Member
1920 CLEVELAND ROAD WEST, LLC
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
721 HICKORY STREET, LLC
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
111 LAZELLE ROAD EAST, LLC
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
5166 SPANSON DRIVE SE, LLC
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
1425 YORKLAND ROAD, LLC
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
[Borrowers continued on following page]

222 EAST BEECH STREET — JEFFERSON, L.L.C.
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
HCRI SENIOR HOUSING PROPERTIES, INC.
209 MERRIMAN ROAD, L.L.C.
      By Health Care REIT, Inc., as the Member of
      HCRI Provider Properties, LLC
      Its Member
HCRI FINANCING, INC.

By	/s/ George L. Chapman

Chief Executive Officer
     GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 1 to Third Amended and Restated Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 1 to Third Amended and Restated Loan Agreement separately for each of the above named entities.

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Bank

By:	/s/ Laura Conway

	Name:	Laura Conway
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Diane Rolfe

	Name:	Diane Rolfe
	Title:	Director

By:	/s/ Ming K. Chu

	Name:	Ming K. Chu
	Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Kevin R. Wagley

	Name:	Kevin R. Wagley
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jan E. Petrik

	Name:	Jan E. Petrik
	Title:	Senior Vice President

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow

	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa

	Name:	Irja R. Otsa
	Title:	Associate Director

COMERICA BANK

By:	/s/ Dawn M. Morgulec

	Name:	Dawn M. Morgulec
	Title:	Assistant Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Jean M. Brennan

	Name:	Jean M. Brennan
	Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Robert E. Goeckel

	Name:	Robert E. Goeckel
	Title:	Vice President

CALYON NEW YORK BRANCH

By:	/s/ Thomas Randolph

	Name:	Thomas Randolph
	Title:	Managing Director

By:	/s/ Douglas Weir

	Name:	Douglas Weir
	Title:	Director

EMIGRANT SAVINGS BANK

By:	/s/ Patricia Goldstein

	Name:	Patricia Goldstein
	Title:	Senior Executive, Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Jeanette A. Grifffin

	Name:	Jeanette A. Grifffin
	Title:	Director

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/ Aldo M. Cicilia

	Name:	Aldo M. Cicilia
	Title:	Vice President

By:	/s/ James Fitzgerald

	Name:	James Fitzgerald
	Title:	Senior Vice President

EXHIBIT 1 TO AMENDMENT NO. 1
LIST OF BORROWERS

Name of Borrower	State of Organization

Health Care REIT, Inc.	Delaware
HCRI Pennsylvania Properties, Inc.	Pennsylvania
HCRI Texas Properties, Inc.	Delaware
HCRI Texas Properties, Ltd.	Texas
HCRI Nevada Properties, Inc.	Nevada
HCRI Louisiana Properties, L.P.	Delaware
Health Care REIT International, Inc.	Delaware
HCN Atlantic GP, Inc.	Delaware
HCN Atlantic LP, Inc.	Delaware
HCN BCC Holdings, Inc.	Delaware
HCRI Indiana Properties, Inc.	Delaware
HCRI Indiana Properties, LLC	Indiana
HCRI Limited Holdings, Inc.	Delaware
HCRI Massachusetts Properties Trust	Massachusetts
HCRI Massachusetts Properties, Inc.	Delaware
HCRI Holdings Trust	Massachusetts
HCRI North Carolina Properties, LLC	Delaware
HCRI Southern Investments I, Inc.	Delaware
HCRI Tennessee Properties, Inc.	Delaware
Pennsylvania BCC Properties, Inc.	Pennsylvania
HCRI Kentucky Properties, LLC	Kentucky
HCRI Massachusetts Properties Trust II	Massachusetts
HCRI Maryland Properties, LLC	Maryland
HCRI North Carolina Properties I, Inc.	North Carolina
HCRI North Carolina Properties III, Limited Partnership	North Carolina
HCRI North Carolina Properties II, Inc.	North Carolina
HCRI Wisconsin Properties, LLC	Wisconsin
HCRI Mississippi Properties, Inc.	Mississippi
HCRI Illinois Properties, LLC	Delaware
HCRI Missouri Properties, LLC	Delaware
HCRI Surgical Properties, LLC	Ohio
HCRI Tucson Properties, Inc.	Delaware
HCRI Investments, Inc.	Delaware
HCRI Chicago Properties, Inc.	Delaware
HCRI General Properties, Inc.	Delaware
HCRI Kansas Properties, LLC	Delaware
HCRI Tennessee Properties, LLC	Delaware
HH Florida, LLC	Delaware
HCRI New Hampshire Properties, LLC	Delaware
HCRI Provider Properties, LLC	Delaware
1920 Cleveland Road West, LLC	Delaware
721 Hickory Street, LLC	Delaware
111 Lazelle Road East, LLC	Delaware
5166 Spanson Drive SE, LLC	Delaware
1425 Yorkland Road, LLC	Delaware
222 East Beech Street — Jefferson, L.L.C.	Delaware
HCRI Senior Housing Properties, Inc.	Delaware
209 Merriman Road, L.L.C.	Delaware
HCRI Financing, Inc.	Delaware